EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of  Black Gardenia Corp.  (the "Company") on Form 10-QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harry Miller, President, CEO, CFO and sole Director and Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 11, 2003	/s/ Harry Miller _____________________________ Harry Miller, President, CEO, CFO, and Sole Director & Officer

A signed original of this written statement required by Section 906 has been provided to Black Gardenia Corp. and will be retained by Black Gardenia Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission and shall not be considered filed as part of the Form 10-QSB.